UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-33121	95-3431709
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East 233rd Street, Carson, California	90745
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 835-8400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership

On Monday, March 10, 2008, Leiner Health Products Inc (the “Company”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 08-10446), along with the Company’s parent, LHP Holding Corp., and the Company’s subsidiaries, Leiner Health Products, LLC and Leiner Health Services Corp. The Company has requested that, for administrative purposes, the Bankruptcy Court consolidate these cases for joint administration. The Company will continue to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Concurrently, the Company issued the press release filed herewith as Exhibit 99.1, relating to the foregoing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press Release dated March 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.

By: /s/ Heidi Crane
Heidi Crane
Chief Financial Officer

Date March 10, 2008

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated March 10, 2008.